Baylor McKinney MOB, Duke McKinney, TX Estrella Medical Center, HTA Phoenix, AZ Healthcare Trust of America, Inc. Largest Dedicated Owner of Medical Office for the Future of Healthcare Annual Meeting– July 2017 670 Albany at Boston Medical Center, HTA Boston, MA NYSE: HTA www.htareit.com Exhibit 99.1

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 2 www.htareit.com FORWARD LOOKING STATEMENTS This document contains both historical and forward‐looking statements. Forward‐looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry, pending acquisitions, future medical office building performance and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements include information concerning possible or assumed future results of operations of our Company. The forward‐looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward‐looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward‐looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; our ability to complete our pending acquisitions; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2016 Annual Report on Form 10‐K filed on February 21, 2017. Forward‐looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward‐looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (Normalized FFO), annualized base rents (ABR), net operating income (NOI), and on‐campus/aligned, please see our Company’s earnings press release issued on April 26, 2017 and our Company’s Supplemental Financial Package for the quarter ended March 31, 2017, each of which is available in the investor relations section of our Company’s website located at www.htareit.com.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 3 www.htareit.com LARGEST OWNER OF MEDICAL OFFICE IN THE U.S. Approximately 24 million square feet of gross leasable area (1) SEASONED, SKILLED MANAGEMENT TEAM Decades of experience, acquiring, owning and operating commercial real estate 10-year track record of delivering consistent shareholder value CORE, CRITICAL MEDICAL REAL ESTATE On-campus and core community focus within high demand medical hubs for the future of healthcare delivery DISCIPLINED, ACCRETIVE GROWTH STRATEGY Disciplined underwriting of MOB assets with record of strong NOI growth Supported by HTA’s in‐house management and leasing platform $6.8 billion invested over the past decade (1) CRITICAL MASS IN ESTABLISHED GATEWAY MARKETS Key Market Focus – 20-25 markets with growing economies and favorable demographic trends Operational Scale achieved with 17 markets of ~500k SF creating operating synergies and enhanced relationships that drive growth FULL SERVICE, BEST-IN-CLASS PLATFORM Property management and leasing platform leads to consistent same store growth Development team adds strategic growth capabilities for new and existing relationships STRONG, INVESTMENT GRADE BALANCE SHEET Management has track record of successful financial management Low leverage balance sheet with investment grade ratings (1) As of 6/30/17.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 4 www.htareit.com A DECADE OF VALUE CREATION 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $413M 2.2 MSF $543M 2.9 MSF $456M 2.3 MSF $802M 3.5 MSF $68M 0.3 MSF $295M 1.3 MSF $398M 1.5 MSF $440M 1.2 MSF $272M 0.8 MSF $701M 2.5 MSF $2.6B (2) 6.3 MSF 2.2 GLA 5.2 GLA 7.4 GLA 10.9 GLA 11.2 GLA 12.6 GLA 14.1 GLA 14.8 GLA 15.5 GLA 17.7 GLA 24.0 GLA Identified and Established Pure Play MOB Strategy 2006–2011: Invested $2.3B, 11.2 MSF • Cash Buyer During Great Recession • Grew Portfolio with Limited Competition • Attractive Cap Rates lead to Accretive Deals • Strong Balance Sheet with Low Leverage • Investment Grade Ratings from S&P/Moody’s~ Achieving Critical Mass in Key Cities Building Operating Platform 2012–2016: Invested $2.1B, 7.2 MSF • Shares Listed on NYSE – No Dilutive Equity • In-House Asset Mgmt & Leasing Platform • ~$1B Raised via Equity & Bond Offerings • 1:2 Reverse Stock Split • ~3% Same-Store Growth Industry Leader Positioned For Growth 2017 YTD: Invested $2.6B, 6.3 MSF • Full Service Platform with Significant Relationships • Significant Operating Capabilities for Continued Growth • Significant Same Store Growth Potential • Strong , Conservative Balance Sheet Enters Miami Expands Presence in North Carolina Expands Presence in New York & North Carolina Invested ~>$1B Becomes Largest MOB Owner in New England $2.6B MOBs Development Platform Expands Presence in Texas & South Florida 52 Properties Midwest, Southeast, Florida, Arizona, Texas Expands Presence in Boston & Miami Expands Presence in Boston, Charleston, Indianapolis, Raleigh Enters Boston Opens Atlanta Regional Office Expands Presence in Indianapolis, Dallas, Houston & Florida Enters Greenville Expands Presence in Arizona Cash Buyer During Downturn Executes on In-House Platform Lists Shares on NYSE Significant Savings In-House Platform Largest MOB Owner & Operator $1B Capital Allocation 1:2 Reverse Stock Split TSR (1) 45% TSR (1) 54% TSR (1) 62% TSR (1) 132% TSR (1) 143% TSR (1) 171% TSR (1) 194% (6/30/17) (1) TSR (total shareholder returns) represents s tock appreciation plus the reinvestment of dividends. (2) Includes investments closed as of 6/30/2017

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 5 www.htareit.com KEY ACCOMPLISHMENTS IN LAST YEAR HTA has established itself as the premier Medical Office Building Owner in the United States with a full service platform with capabilities and relationships to maintain strong, consistent performance. Key achievements since 2016 include: Internal Growth that Flows to the Bottom Line • Same Store Growth of 3.0%+ • Continued Margin Expansion • Successful Integration of acquisitions onto property management and leasing platform Accretive External Growth that Strengthens Company’s Portfolio • Investing over $3.5 Billion to become the largest MOB REIT • Established critical mass in key markets, 92% in existing HTA markets - 17 markets now approximately 500k SF or greater • Focused on high quality portfolios with 81% on-campus and 93% occupied in 2017 • Significant overlap creates opportunities for synergies while maintaining an efficient corporate infrastructure Maintained and Strengthened Investment Grade Balance Sheet • Raised over $2.0 Billion in common equity to maintain low leverage • Lengthened debt maturities while locking in low interest rates Full Service Operating and Development Platform • Expanded property management and leasing platform to cover over 93% of the portfolio. • Acquired the best in class development platform to provide strategic capabilities to healthcare providers

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 6 www.htareit.com  194% relative total Shareholder return (1/3/07—6/30/2017)  10.3% Annualized Average Total Returns Since First Distribution  Individuals who invested $1,000 with HTA at inception have an investment worth over $1,944 with reinvested dividends at 6/30/2017  Significantly outperformed the RMS and the S&P 500.  Outperformed SNL HC REIT Index and Direct MOB Peers INDUSTRY-LEADING PERFORMANCE TRACK RECORD DELIVERING SHAREHOLDER VALUE $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.34 $0.36 $0.36 $0.38 $0.37 $0.37 $0.38 $0.39 $0.37 $0.40 $0.40 $0.40 $0.41 $0.41 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2Q-12 3Q-12 4Q-12 1Q-13 2Q-13 3Q-13 4Q-13 1Q-14 2Q-14 3Q-14 4Q-14 1Q-15 2Q-15 3Q-15 4Q-15 1Q-16 2Q-16 3Q-16 4Q-16 1Q-17 Consistent Earnings Growth (Normalized FFO Per Share) (1) All data as of 6/30/2017 unless otherwise stated. (1) Normalized FFO Per Share from 2Q‐12 through 3Q‐14 is adjusted to reflect 1:2 reverse stock split. -75% -2% 25% 75% 12% 175% 225% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 HTA Total Returns (Since Inception) HTA US REIT Index (RMS) S&P 500 HTA: 194% S&P: 114% RMS: 67% -75% -25% 25% 75% 125% 175% 225% 2007 2008 2009 201 2011 2012 2013 2014 2015 2016 2017 HTA Total R turns (Since Inception) HTA SNL HC REIT HR The Big 3: HCP, VTR, HCN HR: 76% BIG 3: 165% SNL HC: 165% HTA: 194%

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 7 www.htareit.com Source: American Hospital Association MEDICAL OFFICE: HEALTHCARE TAILWINDS Healthcare is Fastest Growing Sector of U.S. Economy  Healthcare employment is growing 2x faster than any other sector  10,000 people turning 65 every day (4x as many physician visits as younger population)  Millennials are forming families which drives healthcare utilization  Healthcare Expenditures Increasing to 20% of U.S. GDP Healthcare is Moving Outpatient  Focus on Cost-Effective Care – Private Insurers & Government Providers  Outpatient Procedures are Cost Effective - Visits are Increasing  Health Systems & Providers Focused on Convenience – Serving Patients Where They Are  Medical Office is Primary Beneficiary of this trend 1,000 1,200 1,400 1,600 1,800 2,000 2,200 100 105 110 115 120 125 130 135 140 145 150 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 OUTPATIENT VISITS ARE INCREASING OVERTIME Inpatient Admissions/1000 Persons Outpatient Visits/1000 Persons INPATIENT OUTPATIENT 10% 12% 14% 16% 18% 20% 22% $1 $2 $2 $3 $3 $4 $4 $5 $5 $6 $6 Total National Health Expenditures Spending as a % of GDP Source: U.S. Centers for Medicare & Medicaid Services HEALTHCARE SPENDING CONTINUES TO INCREASE (National Healthcare Expenditures 2006 – 2025f)

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 8 www.htareit.com MEDICAL OFFICE PROVIDES ATTRACTIVE RISK AND RETURNS MOBs Hospitals Skilled Nursing Sr. Housing

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 9 www.htareit.com HTA VTR HCP HCN HR DOC MOB GLA (MM SF) 22.8 19.8 18.2 17.2 13.3 11.3 MOBs On-Campus (%) 71% 72% 82% 58% 85% 45% Top - 75 MSA's 93% 77% 76% 85% 82% 66% Acquisitions (Avg Annual $ since 2012) $785M $69M $140M $299M $182M $517M NFFO/Sh - Annualized Growth (since 1Q12) 9.5% 2.5% -5.3% 5.4% 3.4% 18.5% Avg SS Growth (since 2012) 3.1% 2.0% 2.1% 2.3% 3.3% 2.4% Development (Avg $ Invested since 2012) $126M* $7M $58M $97M $16M -- Moody's / S&P Ratings Baa2 / BBB Baa1 / BBB+ Baa2 / BBB Baa1 / BBB+ Baa2 / BBB BB+ * Includes HTA - Development, formerly Duke Realty Healthcare which HTA acquired in 2Q17. HTA data includes all Duke properties under contract to close in the next 30 days. Note: Competitor Data from Company Fil ings and HTA's property level analysis THE LEADER IN THE MEDICAL OFFICE SECTOR HTA is not only the largest MOB REIT, we also have a high quality portfolio and best in class platform that has delivered results across the board for shareholders.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 10 www.htareit.com BEST-IN-CLASS PLATFORM DRIVES CONSISTENT GROWTH ACQUISITIONS  Key Market Relationships and Disciplined Acumen Allows for Accretive Growth  National Leader in outpatient healthcare real estate – Approximately $7 billion invested  Achieved critical mass in established key gateway cities  Improved NAV; consistent and growing cash flows  Number One Development Platform Results in Strategic Dialogue with Providers and Growth Opportunities  Building Class A MOBs to expand HTA’s density within key gateway markets  HTA Development complements in-house operating platform  Maximize NOI growth driving higher same-store growth in the future DEVELOPMENT IN-HOUSE PROPERTY MGMT & LEASING PLATFORM INVESTMENT GRADE BALANCE SHEET  Specialized Asset Management Team Drives Same Store Performance in Key Markets  Market experts equipped to meet and exceed tenants’ changing demands  17 markets with approximate 500k SF or more creates operating synergies, cost savings and growth opportunities  Drives sector leading same store growth  Strong Balance Sheet with Financial Flexibility  Raised more than $5.0 billion in debt and equity transactions since listing  Maintain low leverage with staggered debt maturities  Strong balance sheet allows for continued growth  On-Campus / Community Core Portfolio in Key Markets Provides Long Term Growth Trajectory  High Occupancies and Tenant Retention create dependable growth from consistent cash flows  Well-located MOBs drive demand from major healthcare systems and physician practices  Seasoned team of finance, real estate and accounting professionals BEST-IN-CLASS PORTFOLIO

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 11 www.htareit.com HIGH QUALITY REAL ESTATE PORTFOLIO Gross real estate investments ($ billions) $6.8 Total portfolio gross leasable area (GLA, millions) 24.3 Key Market and Top 75 MSA exposure (invested $) 93% Leased rate (%) – As of 3/31/17 PF for 2Q Investments 92% ASSET MGMT DRIVES PERFORMANCE Properties managed by HTA’s in-house asset management 91% Same-property tenant retention since listing (2012) 82% Average same-store cash NOI growth since listing (2012) 3.1% Average remaining lease term for all buildings (years) 5.2 STRONG PERFORMANCE Average annual portfolio growth from acquisitions since 2012 (as of 12/31/2016) 10.4% Annualized NFFO/share growth since 2012 (CAGR) (as of 3/31/2017) 10% Total Annual Shareholder Returns Since Inception 194% INVESTMENT GRADE BALANCE SHEET Credit ratings by Moody’s and Standard & Poor’s Baa2 / BBB Total Liquidity ($millions) $691 Total Debt / Total Market Capitalization 28.3% Debt / Adjusted EBITDA 5.7X 71% On-Campus/Adjacent 29% COMPANY SNAPSHOT 3.6% 3.7% 3.8% 3.9% 3.9% 4.1% 4.8% 6.0% 6.3% 12.1% Denver Los Angeles Tampa Phoenix Hartford Indianapolis Atlanta Boston Houston Dallas|Ft. Worth Core Community Outpatient Core-Critical Real Estate Portfolio (Pro Forma % of GLA) Premiere Gateway Cities – Top 10 (Pro Forma % of Invested $) (as of 3/31/2017) (as of 3/31/2017)

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 12 www.htareit.com HTA MARKETS KEY MARKETS – STRONG MACRO ECONOMIC TRENDS Median HHI Growth 30bps Higher Growth Unemployment 50bps Lower Unemployment Bachelor’s Degree 130bps More per Capita Baby Boomer Population Growth 50bps Higher Growth 4.2% Master’s Degree 130bps More per Capita Real GDP Growth 3.7% 4.4% 20.2% 8.8% 10.5% 210bps Higher Growth 3.7% 3.4% 4.9% 18.9% 7.5% 8.4%       U.S. AVG Note: Data is not pro forma for Duke and Dignity portfolio transactions. Note: Pro forma portfolio composition.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 13 www.htareit.com ON-CAMPUS/ ADJACENT (71%)  Health system and academic campuses have significant investments in healthcare infrastructure that is difficult to re-locate – long-term, steady demand  Aligned or located on campuses of nationally and regionally recognized healthcare systems  High energy campuses where hospitals/universities are expanding and recruiting physicians  Physician convenience - hospital utilization or teach/research at medical schools Considerations:  Ground leases imposed by health systems can often restrict tenants in on-campus MOBs; hospital campuses not always convenient for patients  More hospitals consolidating as more procedures move to outpatient settings GREENVILLE, SC – $179M, ACQUIRED 2009 TUFTS & BOSTON UNIVERSITY, BOSTON, MA – $250M, ACQUIRED 2014-2015 Hospital Campus Academic Medical Center

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 14 www.htareit.com COMMUNITY CORE – OUTPATIENT (29%)  More than 2/3 of all physicians practice “off-campus” (source: Revista)  Off-Campus is the lowest cost location for healthcare Physician synergies and referral patterns provide stable leasing environment Growth Drivers for Off-Campus  Medical technology advances allows for more care to be done off-campus. (i.e. full hip replacements)  Providers focused on capturing patients – Accountable Care Organizations, Population Health Management  Health Insurers focusing off-campus to lower cost; United Healthcare is the largest employer of physicians (17k+) and positions them off-campus Core Off-Campus Performance Is Strong  Traditional Real Estate – Well positioned off-campus MOB’s performs as well as good, on-campus MOBs: High Retention and Rent Spreads  Community Core = (i) Medical Hubs Off-Campus, (ii) Affluent Submarket, (iii) Highly Visible Locations, and (iv) Multi- Tenanted HTA’s Community Core Portfolio (% of HTA’s Off-Campus Portfolio) • 82% in Medical Hubs, cluster of medical buildings away from campus • 71% Multi-Tenanted Buildings • 84% in High Visibility Locations, located adjacent to a freeway or major arterial roads • 74% in Affluent Submarkets or Commercial District locations

BEST-IN-CLASS OPERATIONS, LEASING & DEVELOPMENT

ASSET MANAGEMENT

25+ PROPERTY MANAGERS
25 ACCOUNTING PROFESSIONALS

- Vendor management and contract negotiation focused on operating expense reduction
- Operating expense benchmarking against HTA's national portfolio
- Lease abstracting, receivables and collections management and forecasting

ENGINEERING AND CONSTRUSTION MGMT

70+ BUILDING ENGINEERS

- Identification and coordination of all capital improvements and preventative maintenance
- Daily inspections and supervision of all contract maintenance
- Monitoring and reducing costly unexpected capital requirements
- Supervision of life safety systems and manage emergency on-call system

LEASING SERVICES

15+ LEASING PROFESSIONALS

- Focus on building critical relationships directly with physicians and health systems
- Strategic leasing to maximize tenant synergy and retain tenants that are expanding practices
- Regional dedication and knowledge of surrounding medical office buildings leasing terms and tenancy

In-House Property Management and Leasing Platform totaling 22.4 million square feet or 93% of the Total Portfolio

- 40 bps margin expansion in SS NOI growth in Q1-17 with ongoing synergies
- Since 2013, HTA has reduced operating expenses by ~$3.6 million, or approximately 2% per year, in each of the last two years.

Existing Reputable Development Platform Enhances Growth Potential & Relationships with Key Tenants

- Vertically integrated
- Deep network of healthcare relationships
- Track record of delivering projects on time and on budget



KEY MARKET
PORTFOLIO PROPERTY
DEVELOPMENT
HTA REGIONAL OFFICE (INCLUDES CORPORATE HEADQUARTERS)
HTA ONSITE MANAGEMENT OFFICE

VERTICALLY INTEGRATED DEVELOPMENT PLATFORM

~15 DEVELOPMENT PROFESSIONALS

- Deep network of healthcare relationships
- Track record of delivering projects on time and on budget
- Average historical starts of $126 million per year

HIGH-DEMAND LOCATIONS

7 PROJECTS
470,000 SQUARE FEET

- 86% pre-leased, mitigating lease-up risk
- On-campus assets affiliated with top performing healthcare systems
- Class A MOB assets for the future delivery of healthcare

ACCRETIVE GROWTH PROSPECTS

~$50 MILLION REMAINING SPEND
$10 MILLION - $11 MILLION STABILIZED NOI

- Accretive development projects in established key, gateway cities adds another growth driver to HTA's fully integrated platform

www.htareit.com

Investor Presentation | July 2017
All Data as of June 30, 2017 Unless Otherwise Stated

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Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 16 www.htareit.com 2017 Investments Creates Medical Office Leader Note: Includes $138 Million in properties related to the Duke transaction that will close in 3Q17. (1) Includes 1 property valued at $66 million that may be closed within next 18 months Less Other ROFRs(1) 2Q Investments Invested $2.75 Billion <$495 Million> $391 Million $2.65 Billion ~5.0% In-Place/ ~5.25% Stabilized # Properties 65 Stabilized / 7 Development 11 24 78 Stabilized / 7 Development GLA 6.6 Million SF 1.4 Million SF 1.3 Million SF 6.5 Million SF % On-Campus (By GLA) 81% 92% 90% 80% % MOBs (By GLA) 87.7% 100.0% 100.0% 91.1% % Leased 94.3% 97.5% 88.6% 92.6% % in HTA Existing Markets 85% 100% 100% 91% Duke Transaction TOTAL 2Q INVESTMENTS Cap Rate (2) ~4.75% In- Place/ ~5.0% Stabilized ~4.7% ~6%

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 17 www.htareit.com STRATEGIC RATIONALE 24.3 mm (2) Combined Total GLA 74% Leased to Major Hospital Systems(3) ~91% Assets Within HTA’s Markets(2) 3.4% Combined Pro Forma SS NOI Growth(6)  Transformational Acquisition Creates Dominant Public Pure-Play MOB Platform  National Leader in outpatient healthcare real estate, an unconsolidated sector undergoing significant change and macroeconomic growth trends  Pro forma enterprise value of ~$9.0 billion makes HTA the largest public MOB platform(1)  High-Quality Portfolio Focused On-Campus and in Community Core Locations  ~80% located directly on or adjacent to health system campuses  Combined portfolios exhibit best-in-class same property NOI growth  Core critical assets with excellent visibility in prime position for healthcare delivery  92% leased with 9.6 weighted average lease term(4)  New construction with an average age of 8 years(5) and very limited capital needs  Significant Portfolio Overlap Creates Scale in Key Gateway Markets  Pro forma portfolio focused in 20 markets with strong growth characteristics  Increased market density allows for significant operating synergies and growth opportunities utilizing the combined operating platform.  Pro forma – 17 markets with approximately 500k or more SF of GLA  Combined Full-Service Operating Platform with History of Performance and Execution  HTA’s operating platform has demonstrated significant growth maximizing acquired properties  Proven development platform allows for full-service relationship with new and existing healthcare providers  Development assets are currently 86% pre-leased (1) Excludes all properties with exercised ROFR/ROFOs. Includes $138MM in properties that remain to close (2) Based on Q1’17 ABR. (3) Based on GLA of 2Q Investments. (4) Weighted average lease term of Duke portfolio, does not include Dignity assets. (5) Average age of Duke portfolio, does not include Dignity assets. (6) Same store growth weighted by GLA at 12/31/16 since 2012. (2) Includes $391 million investments in 24 MOBs, aggregating 1.3 million square feet as of June 30, 2017.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 18 www.htareit.com 100,000 Sq Ft. 1,000,000 Sq. Ft. 500,000 Sq. Ft. Scale Combined Portfolio by Square Feet PROXIMITY TO EXISTING MARKETS DRIVES EFFICIENCIES Uniquely positioned to create synergies across HTA’s existing markets Proximity HTA Duke + 1H Acquisitions Development  HTA has significant existing operating experience in all pro forma top markets  HTA manages 93% of the current portfolio through an In‐House Property Management and Leasing Platform, leading to better operating margins.  On a pro forma basis, HTA will be in 17 markets with each having approximately 500,000 or more SF of GLA Proximity to Closest HTA Asset # of Buildings % of Assets Within 3 miles 7 6.9% Within 5 miles 16 15.8% Within 10 miles 45 44.6% Within 20 miles 63 62.4% Within 30 miles 72 71.3% Within 50 miles 86 85.1% 100 Buildings (94 Properties) 100% Duke + 1H Acquisitions

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 19 www.htareit.com Tenant Rating % of ABR Baa2 4.6% A1 4.1% Aa2 2.6% B2 2.4% B1 2.4% B2 2.3% A1 2.3% A2 1.7% A1 1.3% Baa2 1.3% Total 25.0% EXPANDED RELATIONSHIPS WITH TOP HC SYSTEMS As the largest MOB platform with expanded capabilities, HTA will continue to be an increasingly critical partner to the top hospital systems. Pro forma HTA’s exposure to investment grade rated tenants and provides the company exposure to new hospital relationships. HTA Pre-Transaction (1) Moody’s credit rating. (2) S&P credit rating. (1) HTA Post-Transaction (1) Tenant Rating % of ABR Aa3 3.4% Baa2 3.4% A1 3.0% B2 2.9% Aa2 1.9% B2 1.8% B1 1.7% A1 1.7% Aa2 1.6% Aa3 1.6% Total 22.8% Duke + 1H Acquisitions (1) (2) Tenant Rating % of ABR Aa3 11.9% Aa2 5.7% Aa3 5.5% B2 4.4% B2 4.3% NR 3.7% A3 3.5% AAA 3.4% A 3.1% Aa3 3.0% Total 48.6%

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 20 www.htareit.com $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Millio ns NEW DEVELOPMENT CAPABILITIES ENHANCE GROWTH Existing Reputable Development Platform Enhances Growth Potential & Relationships with Key Tenants  Vertically integrated platform that provides full offering of services from construction, development, to property management  Deep network of healthcare relationships  Track record of delivering projects on time and on budget  Current development pipeline is 86% pre-leased / leased, minimizing lease-up risk  Average historical development starts of $126 million per year Main Line Bryn Mawr MOB Philadelphia, PA | Main Line Health Annual Development Starts(2) 86% Pre-Leased 470,000 Square Feet $10 - $11mm Stabilized NOI(1) ~$50 mm Remaining Cost to Spend 7 Development Projects $126mm Historical Avg. (1) Actual results may differ materially from these estimates. Assumes development assets are leased to 100%. (2) For the Duke portfolio only.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 21 www.htareit.com $2 $101 $406 $145 $304 $1,848 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2018 2019 2020 2021 Thereafter M ill io n s Credit Facility Secured Mortgages Term Loans Unsecured Notes Seller Financing WELL CAPITALIZED, FLEXIBLE BALANCE SHEET HTA has completed the financing of its 2Q Investments in a manner that maintains its strong, investment grade balance sheet. Debt Maturity Schedule Well-Laddered Debt Capitalization with Limited Near-Term Maturities Equity Financing  Raised over $1.7 Billion in common equity through overnight and ATM transactions in Q2  Maintained low leverage profile despite significant investments  Locked in cost of capital for long term accretion Debt Financing  Raised approximately $1.2 Billion in debt to complete the financing  $900 Million in public unsecured bonds at 3.4% average interest rate and 7.8 years average duration  $286 Million in seller financing at 4.0% maturing in 3 equal installments Note: Reflects announced 2Q Capital Market transactions

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 22 www.htareit.com HTA PROVEN HISTORY OF ACQUISITION SUCCESSES… Disciplined Acquisition Underwriting  Play-offense history since inception - $4.4 billion of investments vs. $163 million of dispositions (through Q1 2017)  Duke MOB portfolio consists of complementary, high-quality assets similar to prior acquisitions  HTA’s management team has a proven track record of integrating assets onto the existing platform ($ in millions) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 To-Date Acquisitions Dispositions $413 $543 $456 $802 $68 $295 $398 $440 $83 $440 $36 $39 $272 $701 $2.6B

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 23 www.htareit.com EXPERIENCED MANAGEMENT TEAM HTA’s Executive Leadership Team Has Decades of Experience Scott Peters Chairman, CEO, and President Founded HTA in 2006  CEO of Grubb & Ellis (NYSE), ‘07‐’08  CEO of NNN Realty Advisors, ‘06‐’08  EVP, CFO, Triple Net Properties, Inc., ‘04‐’06  Co‐Founder, CFO of Golf Trust of America, Inc. (AMEX), ’97‐’07  EVP, Pacific Holding Company/LSR, ‘92‐’96  EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), ‘88‐’92 Robert Milligan, Chief Financial Officer (With HTA Since 2011)  EVP Capital Markets, HTA, ‘11 – ‘16  Vice President, Bank of America Merrill Lynch, ‘07–’11  Senior Analyst / Financial Management Program, General Electric, ‘03 –’07 Amanda Houghton, EVP – Asset Management (With HTA Since 2009)  Manager of Joint Ventures, Glenborough LLC, ‘06–’09  Senior Analyst, ING Clarion, ‘05 –’06  Senior Analyst, Weyerhauser Realty Investors, ‘04–’05  RSM EquiCo and Bernstein, Conklin, & Balcombe, ‘01‐’03 Keith Konkoli, EVP – Development (28 years progressive development experience within the MOB space)  EVP - Healthcare, Duke realty, ‘14 – ‘17  SVP – Healthcare, Duke Realty ‘07 – ’14  SVP-Real Estate Operations, Duke Realty, ‘04 –’07  VP-Regional Asset Manager, Duke Realty, ’01 – ‘04 David Gershenson, Chief Accounting Officer (With HTA Since 2012)  Director of Financial Planning & Analysis, HTA, ’14 – ’16  Assistant Controller, HTA ‘12 – ‘14  Senior Manager, BDO USA LLP, ’03 – ’12  Certified Public Accountant – California Ann Atkinson, SVP – Acquisitions (With HTA Since 2012)  Director of Acquisitions, HTA, ‘12 – ‘16  Real Estate Investment Specialist, JDM Partners, LLC, ’10 –’12  Medical Office Investment Broker, Cassidy Turley (f/k/a Grubb & Ellis), ‘04 –’10

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 24 www.htareit.com LARGEST OWNER OF MEDICAL OFFICE IN THE U.S. Approximately 24 million square feet of gross leasable area (1) SEASONED, SKILLED MANAGEMENT TEAM Decades of experience, acquiring, owning and operating commercial real estate 10-year track record of delivering consistent shareholder value CORE, CRITICAL MEDICAL REAL ESTATE On-campus and core community focus within high demand medical hubs for the future of healthcare delivery DISCIPLINED, ACCRETIVE GROWTH STRATEGY Disciplined underwriting of MOB assets with record of strong NOI growth Supported by HTA’s in‐house management and leasing platform $7+ billion invested over the past decade (1) CRITICAL MASS IN ESTABLISHED GATEWAY MARKETS Key Market Focus – 20-25 markets with growing economies and favorable demographic trends Operational Scale achieved with 17 markets over 500k SF creating operating synergies and enhanced relationships that drive growth FULL SERVICE, BEST-IN-CLASS PLATFORM Property management and leasing platform leads to consistent same store growth Development team adds strategic growth capabilities for new and existing relationships STRONG, INVESTMENT GRADE BALANCE SHEET Management has track record of successful financial management Low leverage balance sheet with investment grade ratings (1) Pro-forma for Duke and recent Q2-17 acquisitions.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 25 www.htareit.com Healthcare Trust of America, Inc.

Leading owner of Medical Office Buildings Investor Presentation | July 2017 All Data as of June 30, 2017 Unless Otherwise Stated 26 www.htareit.com Core Locations & Performance  Core-Critical locations lead to long term demand  Stable Rental Performance Over All Cycles: Occupancy and Rental Rates:  < 1% Defaults on MOBs in Downturn  Tenant Retention > 80% Industry Wide  Limited Re-tenanting Costs (10-12% of NOI) vs Traditional Office (18 – 20+%)  Limited New Supply Given Core Locations (< 2% of Inventory) Medical Office is the “New” Office  MOBs outperformed traditional Office during Downturn  Significant Private Capital Interest: Stable Valuations, Additional Liquidity  Comparable Growth over Full Cycle with Lower Volatility  Valuations Continue to be Compelling Relative to Office: MOB REITs at 20-21x 2016 FAD vs Office REITs at 25-26x 2016 FAD Same Store Growth Over Time Source: Green Street Advisors 10-Year CAGR Office 2.3% MOB: 2.4% Nominal Cap Rates – Gap Remains Source: Green Street Advisors